Fiscal Third Quarter

2026 Earnings

"The ScanSource team delivered strong third quarter results. Our results give us confidence in our annual outlook and three-year strategic goals."

Mike Baur
Chair and CEO, ScanSource, Inc.

Key Highlights

- **Improved Hardware Demand Driving Profitable Growth**
- **Strong Free Cash Flow Conversion; Raising FCF Outlook**
- **Progress Across 3-Year Strategic Goals**

Hardware Demand Drove 9% Sales Growth

Consolidated	Specialty Technology Solutions Segment	Intelisys & Advisory Segment
Q3 Net Sales +9% Y/Y $767M	**STS, Net Sales** +9% Y/Y $741M	**I&A, Net Sales** -1.5% Y/Y $26M
Q3 Gross Profit +7% Y/Y $107M, 14.0% margin	**STS, Gross Profit** +10% Y/Y $81M, 11.0% margin	**I&A, Gross Profit** -2% Y/Y $26M, 98.8% margin

© ScanSource 2026

Third Quarter Operating Metrics

$0.78 per share
GAAP Diluted EPS
+5% Y/Y

$35.6M, +2% Y/Y
Adjusted EBITDA*
4.65%
Adjusted EBITDA Margin*

$125M YTD
Operating Cash Flow
$119M YTD
Free Cash Flow*

$0.94 per share
Non-GAAP Diluted EPS*
+9% Y/Y

(0.1)x
Net Debt* to
TTM Adjusted EBITDA*

14.3%
Adjusted ROIC*
$33M in Q3 share repurchases

Fiscal Year 2026 Annual Outlook updated May 7, 2026

Net Sales
$3.0 billion to $3.1 billion

Adjusted EBITDA*
$140 million to $150 million

Free Cash Flow*
At least $90 million

3-Year Strategic Goals

Gross Profit Growth CAGR	Recurring Revenue GP as % Gross Profit	Adjusted EBITDA Margin*	Free Cash Flow Conversion as % Non-GAAP Net Income*	Adjusted ROIC*
5%-7%	Build to 50%	~6%	Consistent 80%+ annual basis	Mid-Teens

* Non-GAAP measure

For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's third quarter fiscal year 2026 news release issued on May 7, 2026, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here].

2

© ScanSource 2026

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY26 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, tariffs and changes in trade policy, the failure to manage and implement ScanSource's growth strategy, the ability for ScanSource to realize the synergies or other benefits from acquisitions, credit risks involving ScanSource's larger channel sales partners and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, including new or increased tariffs, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major channel sales partners, relationships with key suppliers and channel sales partners or a termination or a modification of the terms under which it operates with these key suppliers and channel sales partners, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2025, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 3

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary

($ in thousands, except per share data)

	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 766,790	$ 766,512	$ 739,650	$ 812,886	$ 704,847	—%	9%
Gross profit	$ 107,124	$ 102,910	$ 107,473	$ 105,102	$ 100,202	4%	7%
Gross profit margin %	*14.0 %*	*13.4 %*	*14.5 %*	*12.9 %*	*14.2 %*	*54 bp*	*(25) bp*
SG&A expenses	$ 78,066	$ 78,114	$ 75,275	$ 71,610	$ 69,698	—%	12%
Operating income	$ 23,120	$ 17,868	$ 25,903	$ 26,787	$ 22,339	*29%*	*3%*
Operating income margin %	*3.02 %*	*2.33 %*	*3.50 %*	*3.30 %*	*3.17 %*	*68 bp*	*(15) bp*
Net income	$ 16,885	$ 16,493	$ 19,878	$ 20,089	$ 17,431	*2%*	*(3)%*
Diluted EPS	$ 0.78	$ 0.75	$ 0.89	$ 0.88	$ 0.74	*4%*	*5%*
Select reported non-GAAP measures:							
Non-GAAP operating income	$ 27,719	$ 23,219	$ 30,911	$ 31,288	$ 26,639	19%	4%
Non-GAAP operating income margin %	*3.61 %*	*3.03 %*	*4.18 %*	*3.85 %*	*3.78 %*	*59 bp*	*(16) bp*
Non-GAAP net income	$ 20,372	$ 17,611	$ 23,685	$ 23,322	$ 20,298	16%	—%
Non-GAAP diluted EPS	$ 0.94	$ 0.80	$ 1.06	$ 1.02	$ 0.86	18%	9%
Adjusted EBITDA (non-GAAP)	$ 35,621	$ 31,193	$ 38,590	$ 38,639	$ 35,053	14%	2%
Adjusted EBITDA margin % (non-GAAP)	*4.65 %*	*4.07 %*	*5.22 %*	*4.75 %*	*4.97 %*	*58 bp*	*(33) bp*
Adjusted ROIC (non-GAAP)	14.3 %	11.9 %	14.6 %	14.9 %	13.6 %	240 bp	70 bp
Operating cash flow (QTR)	$ 71,353	$ 30,838	$ 23,211	$ 7,644	$ 66,058		
Less: Capital expenditures (QTR)	$ (2,399)	$ (1,975)	$ (2,395)	$ (2,517)	$ (1,420)		
Free cash flow (QTR) (Non-GAAP)	$ 68,954	$ 28,863	$ 20,816	$ 5,127	$ 64,638		
Operating cash flow (TTM)	$ 133,046	$ 127,751	$ 90,723	$ 112,342	$ 159,436		
Less: Capital expenditures (TTM)	$ (9,286)	$ (8,307)	$ (8,306)	$ (8,286)	$ (7,039)		
Free cash flow (TTM) (Non-GAAP)	$ 123,760	$ 119,444	$ 82,417	$ 104,056	$ 152,397		

Note: Margin % reflects measure as a percentage of net sales.

scansource.com 4 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25	Q/Q	Y/Y
Net sales	$ 740,765	$ 741,540	$ 715,447	$ 788,708	$ 678,433	—%	9%
Gross profit	$ 81,421	$ 78,228	$ 83,903	$ 81,187	$ 73,994	4%	10%
Gross profit margin %	*11.0 %*	*10.5 %*	*11.7 %*	*10.3 %*	*10.9 %*	*44 bp*	*8 bp*
GAAP operating income	$ 15,133	$ 11,001	$ 20,375	$ 20,937	$ 14,294	38%	6%
GAAP operating income margin %	*2.04 %*	*1.48 %*	*2.85 %*	*2.65 %*	*2.11 %*	*56 bp*	*(6) bp*
Add: Intangible amortization expense	$ 1,812	$ 2,097	$ 2,216	$ 2,739	$ 2,753		
Add: Change in fair value	$ 410	$ 1,128	$ 145	$ (1,407)	$ 94		
Add: Tax recovery[a]	$ —	$ (789)	$ —	$ (470)	$ (1,820)		
Non-GAAP operating income	$ 17,355	$ 13,437	$ 22,736	$ 21,799	$ 15,321	*29%*	*13%*
Non-GAAP operating income margin %	*2.34 %*	*1.81 %*	*3.18 %*	*2.76 %*	*2.26 %*	*53 bp*	*9 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 15,133	$ 11,001	$ 20,375	$ 20,937	$ 14,294	38%	6%
Plus:							
Depreciation expense	1,658	1,606	1,753	2,134	2,511		
Intangible amortization expense	1,812	2,097	2,216	2,739	2,753		
Interest income	2,246	3,132	2,926	2,744	2,598		
Other (expense)/income, net	(216)	(650)	(186)	(491)	124		
EBITDA (non-GAAP)	20,633	17,186	27,084	28,063	22,280	20%	(7)%
Adjustments:							
Share-based compensation expense	3,641	3,347	2,551	2,419	2,664	9%	37%
Change in fair value	410	1,128	145	(1,407)	94		
Tax recovery[a]	—	(789)	—	(470)	(1,820)		
Adjusted EBITDA (non-GAAP)	$ 24,684	$ 20,872	$ 29,780	$ 28,605	$ 23,218	*18%*	*6%*
Adjusted EBITDA margin % (non-GAAP)	*3.33 %*	*2.81 %*	*4.16 %*	*3.63 %*	*3.42 %*	*52 bp*	*(9) bp*

[a] *Recovery of prior period indirect taxes in Brazil*

scansource.com 5 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Intelisys & Advisory, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25	Q/Q	Y/Y
Net sales	$ 26,025	$ 24,972	$ 24,203	$ 24,178	$ 26,414	*4%*	(1)%
Gross profit	$ 25,703	$ 24,682	$ 23,570	$ 23,915	$ 26,208	*4%*	(2)%
Gross profit margin %	*98.8 %*	*98.8 %*	*97.4 %*	*98.9 %*	*99.2 %*	*— bp*	*(40) bp*
GAAP operating income	$ 8,145	$ 7,513	$ 5,818	$ 6,041	$ 8,320	8%	(2)%
GAAP operating income margin %	31.30 %	30.09 %	24.04 %	24.99 %	31.50 %	*121 bp*	*(20) bp*
Add: Intangible amortization expense	$ 2,188	$ 2,188	$ 2,188	$ 2,188	$ 2,188		
Add: Change in fair value	$ 30	$ 81	$ 169	$ 1,260	$ 810		
Non-GAAP operating income	$ 10,363	$ 9,782	$ 8,175	$ 9,489	$ 11,318	6%	(8)%
Non-GAAP operating income margin %	*39.82 %*	*39.17 %*	*33.78 %*	*39.25 %*	*42.85 %*	*65 bp*	*(303) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 8,145	$ 7,513	$ 5,818	$ 6,041	$ 8,320	8%	(2)%
Plus:							
Depreciation expense	55	47	42	40	39		
Intangible amortization expense	2,188	2,188	2,188	2,188	2,188		
Interest income	206	231	255	310	244		
Other income/(expense), net	6	(51)	13	(59)	1		
EBITDA (non-GAAP)	10,600	9,928	8,316	8,520	10,792	7%	(2)%
Adjustments:							
Share-based compensation expense	314	312	325	254	233		
Change in fair value	30	81	169	1,260	810		
Adjusted EBITDA (non-GAAP)	$ 10,944	$ 10,321	$ 8,810	$ 10,034	$ 11,835	6%	(8)%
Adjusted EBITDA margin % (non-GAAP)	*42.05 %*	*41.33 %*	*36.40 %*	*41.50 %*	*44.81 %*	*72 bp*	*(275) bp*

scansource.com 6 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency Excluding Acquisitions (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q3 FY26	Q3 FY25	% Change
Specialty Technology Solutions:			
Net sales, reported	$ 740,765	$ 678,433	9.2 %
Foreign exchange impact [(a)]	(5,679)	—	
Less: Acquisitions	(2,519)	—	
Non-GAAP net sales	$ 732,567	$ 678,433	8.0 %
Intelisys & Advisory:			
Net sales, reported	$ 26,025	$ 26,414	(1.5)%
Consolidated:			
Net sales, reported	$ 766,790	$ 704,847	8.8 %
Foreign exchange impact [(a)]	(5,679)	—	
Less: Acquisitions	(2,519)	—	
Non-GAAP net sales	$ 758,592	$ 704,847	7.6 %

Net Sales by Geography:

	Q3 FY26	Q3 FY25	% Change
United States:			
Net sales, reported [(b)]	$ 710,281	$ 656,964	8.1 %
Less: Acquisitions	(2,519)	—	
Non-GAAP net sales	$ 707,762	$ 656,964	7.7 %
Brazil:			
Net sales, reported [(c)]	$ 56,509	$ 47,883	18.0 %
Foreign exchange impact [(a)]	(5,679)	—	
Non-GAAP net sales	$ 50,830	$ 47,883	6.2 %
Consolidated:			
Net sales, reported	$ 766,790	$ 704,847	8.8 %
Foreign exchange impact [(a)]	(5,679)	—	
Less: Acquisitions	(2,519)	—	
Non-GAAP net sales	$ 758,592	$ 704,847	7.6 %

[(a)] Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2026 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended March 31, 2025.

[(b)] Includes net sales in Canada that are supported by U.S. operations and represent less than 5% of United States net sales for the quarters ended March 31, 2026 and 2025.

[(c)] Includes net sales from outside of the United States, Canada and Brazil, which represent less than 0.1% of Brazil net sales for the quarters ended March 31, 2026 and 2025.

scansource.com 7 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Recurring Revenue Gross Profit as a % of Gross Profit - QTR

($ in thousands)

	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25	Q/Q	Y/Y
Net sales by product/services:							
Products and services	$ 725,739	$ 724,489	$ 702,984	$ 776,349	$ 665,229	0.2 %	9.1 %
Recurring revenue [a]	41,051	42,023	36,666	36,537	39,618	(2.3)%	3.6 %
Consolidated	$ 766,790	$ 766,512	$ 739,650	$ 812,886	$ 704,847	— %	8.8 %
Recurring revenue by segment:							
Specialty Technology Solutions	$ 16,018	$ 18,152	$ 13,816	$ 12,341	$ 14,608	(11.8)%	9.7 %
Intelisys & Advisory	25,033	23,871	22,850	24,196	25,010	4.9 %	0.1 %
Consolidated	$ 41,051	$ 42,023	$ 36,666	$ 36,537	$ 39,618	(2.3)%	3.6 %
Recurring revenue gross profit by segment:							
Specialty Technology Solutions	$ 12,146	$ 14,373	$ 11,232	$ 8,979	$ 10,598	(15.5)%	14.6 %
Intelisys & Advisory	25,033	23,871	22,850	24,196	25,010	4.9 %	0.1 %
Consolidated	$ 37,179	$ 38,244	$ 34,082	$ 33,175	$ 35,608	(2.8)%	4.4 %
Gross profit by segment:							
Specialty Technology Solutions	$ 81,421	$ 78,228	$ 83,903	$ 81,187	$ 73,994	4.1 %	10.0 %
Intelisys & Advisory	25,703	24,682	23,570	23,915	26,208	4.1 %	(1.9)%
Consolidated	$ 107,124	$ 102,910	$ 107,473	$ 105,102	$ 100,202	4.1 %	6.9 %
Recurring revenue gross profit as % of gross profit:							
Specialty Technology Solutions	14.9 %	18.4 %	13.4 %	11.1 %	14.3 %		
Intelisys & Advisory	97.4 %	96.7 %	96.9 %	101.2 %	95.4 %		
Consolidated	34.7 %	37.2 %	31.7 %	31.6 %	35.5 %		

[a] Recurring revenue represents revenue primarily from agency commissions, managed connectivity, SaaS, subscription, and hardware rentals.

scansource.com 8 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 16,885	$ 16,493	$ 19,878	$ 20,089	$ 17,431
Plus:					
Interest expense	1,303	1,946	1,914	2,099	1,836
Income taxes	7,167	2,928	7,118	7,408	6,795
Depreciation and amortization	5,713	5,938	6,200	7,101	7,492
EBITDA (non-GAAP)	31,068	27,305	35,110	36,697	33,554
Adjustments:					
Change in fair value of contingent consideration	440	1,209	314	(147)	904
Share-based compensation	3,955	3,660	2,876	2,673	2,896
Tax recovery [(a)]	—	(789)	—	(470)	(1,820)
Acquisition costs	142	593	261	191	204
Cyberattack restoration costs	16	53	29	—	71
Insurance recovery, net of payments	—	(838)	—	(305)	(756)
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 35,621**	**$ 31,193**	**$ 38,590**	**$ 38,639**	**$ 35,053**
Invested Capital Calculation					
Equity - beginning of quarter	$ 910,886	$ 914,032	$ 906,393	$ 901,746	$ 900,662
Equity - end of quarter	906,261	910,886	914,032	906,393	901,746
Adjustments:					
Change in fair value of contingent consideration, net	330	907	236	(110)	681
Share-based compensation, net	2,963	2,741	2,152	2,007	2,176
Tax recovery, net	—	(2,991)	—	(310)	(1,201)
Acquisition costs	141	593	261	191	204
Cyberattack restoration costs, net	12	39	21	—	54
Insurance recovery, net	—	(629)	—	(229)	(570)
Average equity	910,297	912,789	911,548	904,844	901,876
Average funded debt [(b)]	103,210	131,470	137,113	138,270	140,207
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,013,507**	**$ 1,044,259**	**$ 1,048,661**	**$ 1,043,114**	**$ 1,042,083**
Adjusted return on invested capital (ROIC), annualized [(c)]	**14.3 %**	**11.9 %**	**14.6 %**	**14.9 %**	**13.6 %**

(a) Recovery of prior period indirect taxes in Brazil

(b) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

(c) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA) with other non-GAAP adjustments (Adjusted EBITDA), annualized, divided by invested capital for the period. The annualized Adjusted EBITDA amount is divided by days in the quarter times 365 days per year, or 366 days for a leap year.

scansource.com 9 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25
Consolidated debt (Q/E)	$ 102,038	$ 102,663	$ 133,913	$ 136,149	$ 138,024
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(120,295)	(83,466)	(124,924)	(126,157)	(146,287)
Net debt (Q/E) (non-GAAP)	**$ (18,257)**	**$ 19,197**	**$ 8,989**	**$ 9,992**	**$ (8,263)**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 16,885	$ 16,493	$ 19,878	$ 20,089	$ 17,431
Plus:					
Interest expense	1,303	1,946	1,914	2,099	1,836
Income taxes	7,167	2,928	7,118	7,408	6,795
Depreciation and amortization	5,713	5,938	6,200	7,101	7,492
EBITDA (non-GAAP)	31,068	27,305	35,110	36,697	33,554
Adjustments:					
Share-based compensation	3,955	3,660	2,876	2,673	2,896
Change in fair value of contingent consideration	440	1,209	314	(147)	904
Tax recovery (a)	—	(789)	—	(470)	(1,820)
Acquisition costs	142	593	261	191	204
Cyberattack restoration costs	16	53	29	—	71
Insurance recovery, net of payments	—	(838)	—	(305)	(756)
Adjusted EBITDA (non-GAAP)	$ 35,621	$ 31,193	$ 38,590	$ 38,639	$ 35,053
Adjusted EBITDA, TTM (non-GAAP) (b)	**$ 144,043**				
Net Debt / Adjusted EBITDA, TTM (non-GAAP)	**(0.1)x**				

(a) Recovery of prior period indirect taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 10 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25
Accounts receivable (Q/E)	$ 628,442	$ 605,411	$ 557,071	$ 635,521	$ 562,820
Days sales outstanding in receivables	74	71	68	70	72
Inventory (Q/E)	$ 486,628	$ 490,259	$ 505,339	$ 483,815	$ 476,206
Inventory turns	5.4	5.3	5.1	5.9	5.0
Accounts payable (Q/E)	$ 646,650	$ 576,662	$ 529,578	$ 598,595	$ 540,765
Paid for inventory days*	(6.6)	3.1	12.4	(1.1)	7.6
Working capital (Q/E) (AR+INV-AP)	$ 468,420	$ 519,008	$ 532,832	$ 520,741	$ 498,261
Cash conversion cycle	67	74	80	69	80

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days.*

scansource.com 11 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income, EPS & Other - QTR

($ in thousands, except for share data)

	Quarter ended March 31, 2026							
	Reported GAAP measure	Intangible amortization expense	Acquisition costs[a]	Change in fair value of contingent consideration	Tax recovery	Cyberattack restoration costs	Insurance recovery, net	Non-GAAP measure
SG&A expenses	$ 78,066	$ —	$ (142)	$ —	$ —	$ (16)	$ —	$ 77,908
Operating income	23,120	4,001	142	440	—	16	—	27,719
Pre-tax income	24,052	4,001	142	440	—	16	—	28,651
Net income	16,885	3,003	142	330	—	12	—	20,372
Diluted EPS	$ 0.78	$ 0.14	$ 0.01	$ 0.02	$ —	$ —	$ —	$ 0.94

($ in thousands, except for share data)

	Quarter ended December 31, 2025							
	Reported GAAP measure	Intangible amortization expense	Acquisition costs[a]	Change in fair value of contingent consideration	Tax recovery	Cyberattack restoration costs	Insurance recovery, net	Non-GAAP measure
SG&A expenses	$ 78,114	$ —	$ (593)	$ —	$ 789	$ (53)	$ —	$ 78,257
Operating income	17,868	4,285	593	1,209	(789)	53	—	23,219
Pre-tax income	19,421	4,285	593	1,209	(789)	53	(838)	23,934
Net income	16,493	3,199	593	907	(2,991)	39	(629)	17,611
Diluted EPS	$ 0.75	$ 0.14	$ 0.03	$ 0.04	$ (0.14)	$ —	$ (0.03)	$ 0.80

[a] Acquisition costs are generally nondeductible for tax purposes.

scansource.com 12 May 7, 2026

ScanSource, Inc.
Earnings Infographic
Q3 FY2026

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income, EPS & Other - QTR, continued

($ in thousands, except for share data)

	Quarter ended September 30, 2025							
	Reported GAAP measure	Intangible amortization expense	Acquisition costs[a]	Change in fair value of contingent consideration	Tax recovery	Cyberattack restoration costs	Insurance recovery, net	Non-GAAP measure
SG&A expenses	$ 75,275	$ —	$ (261)	$ —	$ —	$ (29)	$ —	$ 74,985
Operating income	25,903	4,404	261	314	—	29	—	30,911
Pre-tax income	26,996	4,404	261	314	—	29	—	32,004
Net income	19,878	3,289	261	236	—	21	—	23,685
Diluted EPS	$ 0.89	$ 0.15	$ 0.01	$ 0.01	$ —	$ —	$ —	$ 1.06

($ in thousands, except for share data)

	Quarter ended June 30, 2025							
	Reported GAAP measure	Intangible amortization expense	Acquisition costs[a]	Change in fair value of contingent consideration	Tax recovery	Cyberattack restoration costs	Insurance recovery, net	Non-GAAP measure
SG&A expenses	$ 71,610	$ —	$ (191)	$ —	$ 470	$ —	$ —	$ 71,889
Operating income	26,787	4,927	191	(147)	(470)	—	—	31,288
Pre-tax income	27,497	4,927	191	(147)	(470)	—	(305)	31,693
Net income	20,089	3,691	191	(110)	(310)	—	(229)	23,322
Diluted EPS	$ 0.88	$ 0.16	$ 0.01	$ —	$ (0.01)	$ —	$ (0.01)	$ 1.02

[a] Acquisition costs are generally nondeductible for tax purposes.

scansource.com 13 May 7, 2026

Operating Income, Net Income, EPS & Other - QTR, continued ($ in thousands, except for share data) Quarter ended March 31, 2025 Reported GAAP measure Intangible amortization expense Acquisition costs(a) Change in fair value of contingent consideration Tax recovery Cyberattack restoration costs Insurance recovery, net Non-GAAP measure SG&A expenses $ 69,698 $ — $ (204) $ — $ 1,820 $ (71) $ — $ 71,243 Operating income 22,339 4,941 204 904 (1,820) 71 — 26,639 Pre-tax income 24,226 4,941 204 904 (1,820) 71 (756) 27,770 Net income 17,431 3,699 204 681 (1,201) 54 (570) 20,298 Diluted EPS $ 0.74 $ 0.16 $ 0.01 $ 0.03 $ (0.05) $ — $ (0.02) $ 0.86 (a) Acquisition costs are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q3 FY2026 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 May 7, 2026